UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2025 (December 23, 2025)

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41488	82-5089826
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Professional Drive, Suite 260

Gaithersburg, MD 20879

(Address of principal executive offices) (Zip Code)

(240) 430-4212

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.00001 per share	SHPH	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On December 23, 2025 (the “Effective Date”), Shuttle Pharmaceuticals Holdings, Inc. (the “Company”) entered into a First Amendment (the “Amendment”) to Asset Purchase Agreement (the “Agreement”) with 1563868 B.C. Ltd., a Canadian limited corporation and the Company’s wholly owned subsidiary (“Purchaser”), 1542770 BC Ltd., a Canadian limited corporation (“Seller”), and ZhiTian (Andy) Zhang, an individual residing in Vancouver, Canada (“Seller Guarantor”), dated as of November 20, 2025.

Pursuant to the terms and conditions of the Amendment, on the Effective Date, the Company made an accelerated issuance of 320,496 shares of Company Common Stock as payment of a portion of the First Installment Payment (as defined in the Agreement). The Parties agreed that the remaining portion of the First Installment Payment not satisfied by such accelerated issuance would be paid in cash only in accordance with the terms of the Agreement.

The closing of the transactions contemplated under the Amendment were consummated on the Effective Date.

The aggregate number of shares of Company Common Stock issued to Seller on the effective date was 320,496 shares, representing 19.99% of the issued and outstanding shares of Company Common Stock as of the closing date of the Agreement, at a value of $1.76 per share (which value was calculated in accordance with the terms of the Agreement).

The Amendment contains customary representations, warranties and covenants that were made solely for the benefit of the parties to the Amendment.

The foregoing description of the Amendment is qualified by reference to the full text of the Amendment, with confidential portions redacted, as applicable, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by this reference.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth under in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference. The issuance of Company Common Stock, if and when issued pursuant to the terms of the Agreement, will not be registered under the Securities Act and will instead be offered pursuant to the exemption provided in Section 4(a)(2) under the Securities Act and/or Rule 506(b) promulgated thereunder and Rule 903 of Regulation S under the Securities Act.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1*	First Amendment to Asset Purchase Agreement, dated as of December 23, 2025, by and among Shuttle Pharmaceuticals Holdings, Inc.,1563868 B.C. Ltd., 1542770 BC Ltd., and Zhitian (Andy) Zhang.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHUTTLE PHARMACEUTICALS HOLDINGS, INC.
Dated: December 29, 2025
	By:	/s/ Christopher Cooper
	Name:	Christopher Cooper
	Title:	Chief Executive Officer